As filed with the Securities and Exchange Commission on April 28, 2006

                                                   Registration No.    002-98410
                                                                       811-04328

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 30

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                              (Name of Registrant)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)
                       95 Wall Street, New York, NY 10005
                                 (212) 858-8200
                    (Complete address and telephone number of
                    depositor's principal executive offices)

                              Carol E. Springsteen
                                    President
                     First Investors Life Insurance Company
                       95 Wall Street, New York, NY 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                                 Jorden Burt LLP
                1025 Thomas Jefferson Street, NW., Suite 400 East
                           Washington, D.C. 20007-5109
                            Attn: Gary O. Cohen, Esq.

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective on (check the appropriate box):

|_|   Immediately upon filling pursuant to paragraph (b)

|X|   On May 1, 2006 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   On (date) pursuant to paragraph (a)(1) of Rule 485

If    appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

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THE INSURED SERIES POLICY
A LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICY
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Offered by First Investors Life Insurance Company Through First Investors Life Separate Account B

95 Wall Street, New York, New York 10005 / (800) 832-7783


This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "we," "us" or "our") through First Investors Life Separate Account B ("Separate Account B"). We call the Policy our "Insured Series Policy" or "ISP."

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Funds ("Life Series Funds").

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds of the Life Series Funds ("Funds"). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2006

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CONTENTS
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SUMMARY OF BENEFITS AND RISKS OF THE POLICY                                    2
  Policy Benefits                                                              2
  Policy Risks                                                                 3
  Risks of the Life Series Funds                                               5
FEE TABLES                                                                     6
DESCRIPTION OF THE POLICY                                                     10
  Who We Are and How to Contact Us                                            10
  How the Policy Works                                                        14
  Policy Application Process                                                  14
  Premiums                                                                    14
  Allocation of Net Premiums to Investment Options                            15
  The Death Benefit                                                           18
  Cash Value                                                                  21
  Settlement Options                                                          24
  Optional Insurance Riders                                                   25
  Other Provisions                                                            26
  Charges and Expenses                                                        30
FEDERAL TAX INFORMATION                                                       34
OTHER INFORMATION                                                             38
  Voting Rights                                                               38
  Reports                                                                     39
  Financial Statements                                                        39
ILLUSTRATION                                                                  40

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SUMMARY OF BENEFITS AND RISKS OF THE POLICY
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This summary outlines the important benefits and risks associated with the Policy which you should consider before you make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

Policy Benefits

Under the Policy, you pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the insured's underwriting classification, premium payment frequency, and other factors. We guarantee that you will not pay premiums beyond 12 years and that your premium payment will not increase. If you change your premium payment schedule after your policy has been issued, the premium amount will be adjusted to correspond with your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the Life Series Funds.

Permanent Insurance Protection

The Policy is designed to provide you with permanent insurance protection. You pay your premiums for 12 years. After that, the Policy remains in force for the life of the insured unless you choose to surrender your Policy, or you borrow against it to the extent that it lapses.

Upon the death of the insured, the Policy's death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy's guaranteed insurance amount (usually known as "face amount") based upon the investment experience of the Subaccounts you select. However, the death benefit is guaranteed never to be less than the Policy's guaranteed insurance amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits

Under current tax law,

o any growth in the Policy's cash value is not subject to federal income tax until you withdraw it from the Policy;

o the death benefit paid to the named beneficiary is generally free of federal income tax;

o reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

o     Policy loans are generally not taxable.


Investment Options

You may allocate your net premiums to up to five of the ten professionally managed Subaccounts we offer under the Policy as long as each allocation is at least 10% of the premium. Each underlying Fund has different investment objectives, policies and risks. Your cash value and variable insurance amount will fluctuate based on the performance of the Funds you select.

Twice each Policy year, you may change your Subaccount allocations. If you do so, both your existing cash value and your future premium payments will be allocated according to the new percentages, unless you direct us otherwise.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if you assign your Policy to us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders

You may surrender the Policy at any time while the insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loans, accrued interest and unpaid premium. You may surrender a portion of the Policy's cash value on any Policy anniversary provided you meet our requirements. Partial surrenders may have adverse tax consequences.

Optional Insurance Riders

Subject to availability in your state, we offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and your premium will be adjusted accordingly.

The optional riders include:

o     Accidental Death Benefit
o     12 year Level Term
o     Premium waiver

Policy Risks

Need for Insurance

Because of the insurance costs, the Policy is not suitable for you unless you need life insurance. If you have no need for life insurance, you should consider a different type of investment.

Need for a Long-Term Commitment

You will generally lose money if you fail to make all premium payments required during the 12 year period. The Policy, therefore, involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If you choose to pay your premiums in installments, your premiums will increase with the increased frequency of your payments but the net premium available for investment does not increase by the amount your premium increased.

Investment Risks

The Policy is different from fixed-benefit life insurance because you bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts you select. Since Policy fees and charges are deducted from the Policy's cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts.

Tax Risks

Please consult with your tax adviser before making any changes in your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations

You are limited to two reallocations each Policy year of the Policy's cash value among up to five Subaccounts and each of those accounts may have no less than a 10% allocation. We will not automatically rebalance your Policy's cash value to your designated percentage allocations. Unless you request a reallocation to maintain your allocations, you may end up with a riskier allocation than you intended. Once you have reallocated twice in a Policy year you will be unable to make further reallocations to reduce your investment risk.

Policy Loans

If you decide to take Policy loans, you should be aware that they may reduce the death benefit and cash value of your Policy whether or not you repay because they may undermine the growth potential of your Policy. A Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds your premium paid) if it is outstanding at the time you surrender your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if your Policy becomes a modified endowment contract ("MEC"), as a result of a material change that you may make to the Policy. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value on the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes

You should only purchase the Policy if you have the financial ability to keep it in force for the 12 years in which your premiums are payable. You should not purchase the Policy if you foresee surrendering all or part of the Policy's cash value. We generally do not recommend that you take a partial surrender of your Policy or make other material changes to the Policy within the first seven years. If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a modified endowment contract. This can have adverse tax consequences to you.

Risk of Lapse

Your Policy may lapse if you fail to pay your premiums or your loans exceed the cash value. However, if you do not elect one of the continued insurance options, we will automatically purchase continued insurance with the Policy's cash value. This may delay but not avoid the lapse of your Policy.

Risks of the Life Series Funds

You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

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FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what you will pay because these charges are based on the insured's age, sex and underwriting class (standard or special class). Your Policy will be accompanied by an illustration based on your annual premium and guaranteed insurance amount as determined by the insured's age, sex, underwriting classification, payment frequency and optional riders you selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.


The table below describes the transaction fees and expenses that you will pay for the 12 years you pay premiums. The minimum charge indicated is based on the lowest rate for our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our special underwriting class (unless otherwise specified) up to our maximum issue age for this class.

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Transaction Fees
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Charge                            When Charge is Deducted (1)       Amount Deducted
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge              Upon premium payment              Year 1               30% of premium
Imposed on Premiums (Load)                                          Years 2 to 4         10% of premium
                                                                    Years 5 to 12        6% of premium
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Premium Tax Charge                Upon premium payment              2% of premiums
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Maximum Deferred Sales            Not Charged                       NONE
Charge (Load)
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Other Surrender Fees              Not Charged                       NONE
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Transfer Fees                     Not Charged                       NONE
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First Year Charge                 Upon payment of first year        $5 per $1,000 of the guaranteed
                                  premium                           insurance amount (GIA)
-----------------------------------------------------------------------------------------------------------
Annual Administrative Charge      Upon premium payment              $30 standard class
                                                                    $45 special class
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Risk Charge                       Upon premium payment              1.5% of premiums
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Installment Payment               Upon premium payment              Annual 0%: increase in premium
Premium (2)                                                         Semi-annual 2%: increase in premium
                                                                    Quarterly 4%: increase in premium
                                                                    Monthly 5.96%: increase in premium
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Optional Rider Premiums (3)                                         Per $1,000 face amount of rider:

Accidental Death (4)              Upon premium payment              Minimum: $1.75
                                                                    Maximum: $2.63
                                                                    Standard case (5): $1.75

12 Year Level Term                Upon premium payment              Minimum: $0.68
without Premium Waiver                                              Maximum: $16.39
                                                                    Standard case (5): $1.02

12 Year Level Term (6)            Upon premium payment              Minimum: $0.83
with Premium Waiver                                                 Maximum: $12.70
                                                                    Standard case (5): $1.12

Premium Waiver                    Upon premium payment              Minimum: $0.04
                                                                    Maximum: $6.00
                                                                    Standard case (5): $0.09
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(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If you pay your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the insured's age, sex and underwriting classification. The premiums disclosed above may not be representative of the premium you will actually pay. You may obtain more information about the premiums you will incur by contacting your registered representative.

(4) The benefit may not exceed $200,000 less all of the insured's accidental death benefit coverage in all companies.

(5) Our representative insured which has been identified as our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class.

(6) The 12 year level term rider is not available to those in a special underwriting class.

The next table describes the fees and expenses that we deduct from your cash value.

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             Periodic Charges Other Than Fund Operating Expenses (1)

       Charge                     When Charge is Deducted                      Amount Deducted
-----------------------------------------------------------------------------------------------------------
Cost of Insurance (2)             Last Day of Policy Year             Minimum: $0.68 per $1,000 on the net
                                                                      amount at risk (NAR)

                                                                      Maximum: $14.38 per $1,000 on the
                                                                      NAR(3)

                                                                      Standard case (4) with $51,908 GIA:
                                                                      $1.75 per $1,000 NAR
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Mortality and Expense Risks       Daily                               Effective annual rate of 0.50% of
Charge                                                                your Subaccount asset value
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Policy Loan Interest              Policy Anniversary                  6% of the outstanding loan (5)
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Income tax charge (6)             Not charged                         None deducted
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(1) Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to your Policy based upon the insured's age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges you will actually pay. You may obtain more information about the charges you will incur by contacting your registered representative.

(3) The charge indicated is the maximum rate we can deduct for the first year cost of insurance charge.

(4) The standard case is based on our representative insured, which has been identified as our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class. There is no difference in the cost of insurance between the standard and special class.

(5) Because we transfer from the Separate Account to our General Account an amount equal to the amount of the loan, while the loan is unpaid, we credit you into your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to you is 2%.

(6) We reserve the right to impose this charge if we incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, before and after any contractual fee waivers as of December 31, 2005. These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the attached prospectus for the Funds.

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Total Annual Operating Fund Expenses
(expenses that are deducted from Fund assets)
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                                                         Minimum         Maximum

Gross Annual Fund Operating Expenses                      0.85%           1.09%
(Before contractual fee waivers/reimbursements)
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Net Annual Fund Operating Expenses (1)                    0.70%            .99%
(After contractual fee waivers/reimbursements)
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(1) The fee waivers reflected above will continue to May 1, 2007 by contractual agreement with the investment adviser to the Funds.

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DESCRIPTION OF THE POLICY
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Who We Are and How to Contact Us

First Investors Life

First Investors Life Insurance Company, with its home office located at 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Policies, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and Administrative Data Management Corp., the transfer agent for Life Series Funds. Kathryn Head and members of her family control FICC and, therefore, control First Investors Life and the other companies which are owned by FICC.

For information or service concerning a Policy, you can contact us in writing at our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can also call us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax us at 732-510-4209. You can also contact us through our Website at www.firstinvestors.com.

You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that you make, as well as any other documentation that we require for any purpose in connection with your Policy, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been "received" by us until we have received it, as well as any related items that we require, all in complete and good order (i.e., in form and substance acceptable to us) at our Administrative Office.

To meet our requirements for processing transactions, we may require that you use our forms.

We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account B

We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in our general account (the "General Account"). The assets of Separate Account B fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets we derive from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, we own the shares of the underlying Funds, not you.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies.

Life Series Funds

The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 14 separate series ("Funds"), ten of which are available to Policyowners of Separate Account
B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by First Investors Life.

The Funds reserves the right to offer shares to other separate accounts or directly to us.

Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds and Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund.

See the Life Series Funds prospectus for more information about the investment adviser and subadviser.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus.

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Fund                                         Investment Objective
--------------------------------------------------------------------------------
Blue Chip Fund                               High total investment return.
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Cash Management Fund                         High rate of current income
                                             consistent with the preservation of
                                             capital and maintenance of
                                             liquidity.
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Discovery Fund                               Long-term capital appreciation.
--------------------------------------------------------------------------------
Focused Equity Fund                          Capital appreciation.
--------------------------------------------------------------------------------
Government Fund                              Significant level of current income
                                             which is consistent with security
                                             and liquidity of principal.
--------------------------------------------------------------------------------
Growth Fund                                  Long-term capital appreciation.
--------------------------------------------------------------------------------
High Yield Fund                              High current income and,
                                             secondarily, capital appreciation.
--------------------------------------------------------------------------------
International Securities Fund                Long-term capital growth and,
                                             secondarily, a reasonable level of
                                             current income.
--------------------------------------------------------------------------------
Investment Grade Fund                        A maximum level of income
                                             consistent with investment in
                                             investment grade debt securities.
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Value Fund                                   Total return.
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How The Policy Works

The Policy is described as "variable" because the amount of your death benefit, cash value and loan value (the amount you can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans and partial surrenders), if you pay all your premiums. We offer ten Subaccounts, from which you may select up to five.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

Policy Application Process

To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before accepting an application, we conduct underwriting to determine the proposed insured's insurability. If your application is accepted, we will credit your Policy with the initial premium on the date that the Policy is issued. Until such time, your initial premium is held in the General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any applications for any reason. The insured will be covered under the Policy as of the Policy's issue date.

Premiums

The Policy premiums are "level" because you pay the same amount each year for 12 years. We cannot increase the amount of your premiums or extend the premium payment period. If you change your premium payment schedule after your policy has been issued, the premium amount will be adjusted to correspond with your new schedule, as discussed below. After you have made the scheduled payments for 12 years, the Policy will stay in force for the life of the insured unless you decide to surrender it or you borrow against it to the extent that it lapses.

The Amount of Your Premiums

The premium you pay is determined by the amount of guaranteed insurance, the underwriting classification of the insured, the frequency of your payments and any riders you have selected. We cannot increase this premium amount. However, there is an additional premium charge if you ask us to accept your premiums on an installment basis. We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that you may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our Administrative Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

If your annual premium exceeds $600, you may choose to pay your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If you do not pay your premiums on an annual basis, you will be subject to an additional premium charge to pay in installments. As a result, your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If you select to pay premiums monthly, you will pre-authorize us to electronically deduct premiums from your bank account ("Lifeline"). We are not liable for any bank charges you may incur if you fail to maintain a sufficient balance in your bank account to pay the premiums.

To change the frequency of your premium payment, you must notify us prior to your next premium due date, which coincides with the new frequency premium due date. We will then recompute your premium amount and bill you accordingly.

Automatic Premium Loans to Pay Premiums

You may elect in a written request to our Administrative Office to have the premium paid by an automatic loan against the Policy.

Under the automatic premium loan provision, any premium not paid before the end of the grace period is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of your Policy (see "Policy Loans").

You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our Administrative Office.

Allocation of Net Premiums to Investment Options

When you purchase a Policy, you select the percentage allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five Subaccounts of Separate Account B. However, you must allocate at least 10% of the net premium to each Subaccount you select. Subsequent premiums will be allocated according to this allocation unless you request a reallocation of the assets attributable to your Policy.

The net premium is credited to your Policy on the Policy's issue date and on each premium due date thereafter, whether or not you have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts you select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, the following charts illustrate the amount we would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed insurance amount of $51,908 and a gross annual premium of $1,200 over 12 years:


                   YEAR 1

o     Net Premium Allocated        $508.46
o     Charges Deducted             $691.54



                YEARS 2 - 4


o     Net Premium Allocated      $1,008.00
o     Charges Deducted             $192.00


             YEARS 5 AND BEYOND


o     Net Premium Allocated      $1,056.00
o     Charges Deducted             $144.00



Reallocating Your Cash Value among Subaccounts

Subject to the limits discussed below, you may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

o     you allocate the cash value to no more than five of the Subaccounts, and
o the allocation to any one Subaccount is not less than 10% of the cash value.

What Are Our Policies On Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term
investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations.

We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests.

As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds' policies, it is our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit

The death benefit is the amount we pay to the named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect
(1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the insured's death and (3) partial surrenders.

Generally, we pay the death benefit within seven days after we receive all claim requirements in a form satisfactory to us at our Administrative Office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit. The interest rate is guaranteed to be at least 2 1/2%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the insured's death. Thereafter, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at our Administrative Office in a form acceptable to us.

The Guaranteed Insurance Amount

We guarantee that the death benefit on your Policy will never be less than the Policy's face amount, which is the guaranteed insurance amount (reduced for loans and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the variable insurance amount on the Policy anniversary. This is the death benefit payable if the insured dies during the following Policy year.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the net investment return of your Subaccounts with an assumed investment return of 4%, which we call the "base rate of return." The "net investment return" of your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return on all of your Subaccounts is exactly equal to the base rate of return. Your variable insurance amount increases if the actual net investment return is greater than the base rate of return. The variable insurance amount decreases if the net actual investment return is less than the base rate of return. The difference between these rates of return, if any, is called the differential rate of return. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any Policy year is determined by dividing the differential investment return (the differential rate of return times the investment base) for a Policy year by the applicable net single premium rate that is specified in your Policy. Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use a male issue age 25, and we assume a constant 12% hypothetical gross annual investment return on the underlying Fund investments. (This corresponds to a constant hypothetical net investment return of 10.3823% after deducting assumed Fund expenses of .95% and the applicable mortality and expense risk charges.) The investment base is the amount invested in the Subaccounts under your Policy. The calculations are for Policy years 6 and 12:

-----------------------------------------------------------------------------------------------------------
                                         Calculation of Change in Variable Insurance Amount
                                                                                    End of Policy Year
                                                                                    6                12
-----------------------------------------------------------------------------------------------------------
     (1) Face Amount Plus Variable Insurance Amount (End of Prior Year)     $        55,994   $     73,526
     (to the nearest dollar)
-----------------------------------------------------------------------------------------------------------
     (2) Cash Value at End of Prior Year                                    $      5,535.18   $  18,327.44
-----------------------------------------------------------------------------------------------------------
     (3) Net Premium                                                               1,056.00       1,056.00
-----------------------------------------------------------------------------------------------------------
     (4) Investment Base at Beginning of Current Policy Year: (2)+(3)              6,591.18      19,383.44
-----------------------------------------------------------------------------------------------------------
     (5) Differential Rate of Return (.103823-.04)                                  .063823        .063823
-----------------------------------------------------------------------------------------------------------
     (6) Differential Investment Return: (4) x (5)                          $        420.67   $   1,237.11
-----------------------------------------------------------------------------------------------------------
     (7) Net Single Premium at End of Current Year                                  0.22416        0.27338
-----------------------------------------------------------------------------------------------------------
     (8) Change in Variable Insurance Amount (to nearest dollar):           $      1,876.65   $   4,525.24
                                (6) / (7)
-----------------------------------------------------------------------------------------------------------
     (9) Face Amount Plus Variable Insurance Amount (End of Current         $        57,870   $     78,051
         Year)
        (to the nearest dollar)
-----------------------------------------------------------------------------------------------------------

If the hypothetical gross annual investment return in the year illustrated had been 0% (corresponding to a net investment return of approximately -1.445%), the results in the calculation above would have been as follows: the Face Amount Plus Variable Insurance Amount would have decreased by $1,601, and the Face Amount Plus Variable Insurance Amount for the end of Policy year 6 would have been $ 54,393.

Cash Value

Determining Your Cash Value

The cash value you have in your Policy will vary daily depending on, among other things, the investment experience of the Subaccounts you have selected. There is no minimum guaranteed cash value. The cash value on any day within the Policy year equals the cash value as of the end of the prior Policy year, plus the net premiums that you have paid since that date, adjusted to reflect the actual net investment return of the Subaccounts you have selected, the cost of insurance protection and surrenders.

Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use a male issue age 25, and we assume a constant 12% hypothetical gross annual investment return. (This corresponds to a constant hypothetical net investment return of approximately 10.3823% after deducting assumed Fund expenses of .95% and mortality and expense risk charges.) In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

--------------------------------------------------------------------------------
(1) Cash Value at End of Policy Year 5                                   $5,535
--------------------------------------------------------------------------------
(2) Net Premium Paid by You                                               1,056
--------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)        6,591
--------------------------------------------------------------------------------
(4) Actual Rate of Return                                                103823
--------------------------------------------------------------------------------
(5) Investment Return: (3)x(4)                                              684
--------------------------------------------------------------------------------
(6) Benefit Base at End of Policy Year 6: (3)+(5)                         7,275
--------------------------------------------------------------------------------
(7) Cost of Insurance Protection During Policy Year 6                       (88)
--------------------------------------------------------------------------------
(8) Cash Value at End of Policy Year 6: (6)-(7)                           7,187
--------------------------------------------------------------------------------

The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline. You bear all the investment risk.

Deduction of Cost of Insurance Protection from Cash Value

Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which we use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

Policy Surrenders - You may fully surrender the Policy for its cash value less any outstanding Policy Loans and loan interest ("surrender value") at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Administrative Office. A full surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

You may partially surrender your Policy on any Policy anniversary. We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the premium due on that Policy anniversary. In addition, your premiums after the partial surrender must still meet the Policy's minimum annual premium requirement.

A partial surrender will be effective only if we receive all requirements for a partial surrender at our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When you make a partial surrender, the guaranteed insurance amount, death benefit, and cash value for the Policy will be reduced proportionally. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

o     a recent payment that you made by check has not yet cleared the bank,

o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

o for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond 30 days from the effective date of the surrender. The interest rate paid will be at least 3%.

While we do not assess a charge for full or partial surrenders, you should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if we approve the loan, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or you use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the insured is living and the Policy is in force.

When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts you have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If you do not pay the loan and interest when it is due on each Policy anniversary, we will increase your loan by the amount of any unpaid interest, and we will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. This may be a taxable event. The Policy does not terminate if you make the required repayment within that 31 day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

Settlement Options

You or your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

Payment of a Designated Amount -
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period -
Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return -
The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

Optional Insurance Riders

Currently, the following optional insurance provisions may be included in a Policy at issue but not thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from your sales representative.

Accidental Death Benefit

You may elect to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider

You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

Waiver of Premium

You can choose to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the insured which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.

Other Provisions

Age and Sex

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our Administrative Office in a form acceptable to us.

Right to Examine

You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our Administrative Office.

Default and Options on Default

A premium is in default if you do not pay it on or before its due date. There is a grace period after the due date during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, and you do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the insured is rated as standard class, you automatically have the extended-term insurance if you make no choice. If we rated the Policy for extra mortality risks, you automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

--------------------------------------------------------------------------------
                                                  0%                    12%
--------------------------------------------------------------------------------
Cash Value of the Policy

Reduced Paid-up Whole Life Insurance            $3,992                $5,535
--------------------------------------------------------------------------------
                                           18,406 for life       25,521 for life
Extended Term Insurance                         51,908                55,994
                                            for 25 years           for 29 years
--------------------------------------------------------------------------------

Exchange Privilege

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy that we issue on the insured's life. The exchange privilege is available:

o within the first 24 months after the Policy's issue date, if you have duly paid all premiums, or

o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash value on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Administrative Office.

Grace Period

With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability

Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with your registered representative regarding availability in your state. The Policy is offered continuously. Although we do not anticipate discontinuing the offer of the Policy, we reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in cash value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the close ("close of business") of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in Life Series Funds prospectus.


Processing Transactions

Generally, your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day we receive them, if we receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting our requirements. Otherwise, they will be processed as of the next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

Charges and Expenses

We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

Transaction Fees

We deduct from your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that you have selected.


Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

--------------------------------
                       Maximum
Years                Percentages
--------------------------------
1                        30%
--------------------------------
2-4                      10%
--------------------------------
5 and later               6%
--------------------------------

Premium Tax Charge. This charge is 2% of the premium to cover the costs we expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed insurance amount for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If you pay your annual premium in multiple payments, this charge will be deducted from your payments on a pro rata basis.


Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If you do not meet our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium When you pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for our loss of interest and additional billing and collection expenses. A portion of this premium is credited under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit. Your premiums will increase according to the following schedule:


Increased Premiums for
Installment Payment of Premiums
(as a percentage of an annual payment)

----------------------------------------------
Payment                              Increase
Frequency                           in Premium
----------------------------------------------
Annual                                  0%
----------------------------------------------
Semi-annual                             2%
----------------------------------------------
Quarterly                               4%
----------------------------------------------
Pre-authorized                        5.96%
monthly
----------------------------------------------

Optional Insurance Rider Premiums. If you choose any optional insurance riders, we will increase your premiums by the amount associated with the rider's costs to you. Premium charges applicable to your Policy for optional riders will be indicated in your Policy.

Our current minimum and maximum premium rates, as well as the rate for our representative Policyowner, for each of the optional insurance riders are:

----------------------------------------------
Optional                  Premium per $1,000
Rider                     face amount of Rider
----------------------------------------------
o Accidental              Minimum: $1.75
  Death                   Maximum: $2.63
                          Standard case: $1.75
----------------------------------------------
o 12 Year Level           Minimum: $0.68
  Term without            Maximum: $16.39
  Premium                 Standard case: $1.02
  Waiver
----------------------------------------------
o 12 Year Level           Minimum: $0.83
  Term with               Maximum: $12.70
  Premium                 Standard case: $1.12
  Waiver
----------------------------------------------
o Premium                 Minimum: $0.04
  Waiver                  Maximum: $6.00
                          Standard case: $0.09
----------------------------------------------

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium you will actually pay.

Periodic Charges Deducted from the Subaccount Value

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect your mortality rating. In short, your premium will be higher if you are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for our representative Policyowner, based on the net amount at risk are:

o     minimum: $0.68 per $1,000;
o     maximum: $14.38 per $1,000;
o     standard case with $51,908 guaranteed insurance amount: $1.75 per $1,000.


Mortality and Expense Risks Charge

We deduct from the Subaccount assets attributable to your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

Policy Loan Interest

If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If you do not pay the interest when it is due, it will be added to the loan amount and we will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge

We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to your Policy, you bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2005, were 1.09% and 0.85% respectively. Annual Fund expenses for all Funds are more fully described in the attached Life Series Funds prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

o the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

o the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

o transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it to be treated as a MEC.

Policies that are not MECs

If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs

A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1/2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex and changing nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently there is a credit that shelters different amounts of your assets from estate tax and gift tax. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") gradually increases the credit for estate tax purposes until 2009. That Act repeals the estate tax entirely in 2010, but reinstates it in 2011. Thus, it is difficult to predict the impact of estate taxes in the long term. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if
(1) the insured and the Policyowner are the same or (2) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The EGTRRA increases the exemption for the generation-skipping transfer tax and repeals the GSTT in 2010. It reinstates the GSTT in 2011 unless Congress acts to continue the repeal. It is therefore difficult to predict the future impact of the GSTT.

Other Tax Issues

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount(s) in which you were invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds available under the Policy sell its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner's control of the investments of the Separate Account may cause the Policyowner, rather than us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, we do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner's being treated as the owner of the assets of the Policy. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Voting Rights

Because the Life Series Funds is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

o shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

Reports

At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.


Financial Statements

The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

--------------------------------------------------------------------------------
ILLUSTRATION
--------------------------------------------------------------------------------

The table on the following page illustrates the way the Policy operates. It shows how the death benefit and the cash value may vary over an extended period of years. The table is based on assumed annual premiums of $1,200 for a 25-year-old male in our standard risk underwriting class with no optional riders. The table assumes that the premium is paid in one lump sum promptly at the beginning of each Policy year. The table assumes that each Subaccount will experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6%, and 12%.


The death benefit and cash value for your Policy would be different from those shown:

o if you paid your premiums on an installment basis (e.g., semi-annually, quarterly or monthly),

o if the gross annual rates of investment return you experience differs from the hypothetical returns shown, or

o if the average gross annual rates of return on your Policy were the same as those shown on average, but they fluctuated above or below these averages for individual Policy years.

The cash values and death benefits shown in the illustration assume the deduction of the applicable fees and charges. When we take such fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to net investment return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

o an investment advisory fee of 0.75% of each of the underlying Life Series Fund's average daily net assets, and

o     other expenses of 0.20% of each Fund's average daily net assets.

The assumed "other" expenses of 0.20% exceeds the average of the actual other expenses of the Funds. None of the Funds had "other" expenses in excess of 0.20%, as of December 31, 2005, except for the Cash Management Fund, the Focused Equity Fund, the International Securities Fund and the Government Fund. As of December 31, 2005, the Cash Management Fund had "other" expenses of 0.34%, the Focused Equity Fund had "other" expenses of 0.24%, the International Securities Fund had "other" expenses of 0.24% and the Government Fund had "other" expenses of 0.21%.

The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate federal income taxes. However, we may make such charges in the future. If we do, a Policy would need hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after-tax basis, the results shown.

We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

We will furnish, upon request, a comparable illustration using the proposed insured's age and the guaranteed insurance amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed insured is a standard risk. In addition, we will include a comparable illustration, reflecting the insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

MALE ISSUE AGE 25
$1,200 ANNUAL PREMIUM FOR STANDARD RISK
$51,908 FACE AMOUNT
(GUARANTEED INSURANCE AMOUNT) - NO OPTIONAL RIDERS

                               Total
    End                       Premiums     Death Benefit                                Cash Values Gross End of
    of                       Paid Plus     Assuming Hypothetical Gross                  Assuming Hypothetical
    Policy      Premium       Interest     Annual Rates of Return of                    Annual Rates of Return Of
    Year          Due           at 5%          0%            6%            12%            0%            6%           12%
       1        $1,200        $1,260       $51,908       $51,921       $52,078          $409          $439          $469
       2         1,200         2,583        51,908        51,955        52,558         1,308         1,423         1,542
       3         1,200         3,972        51,908        52,011        53,359         2,197         2,454         2,727
       4         1,200         5,431        51,908        52,088        54,495         3,076         3,532         4,037
       5         1,200         6,962        51,908        52,188        55,994         3,992         4,710         5,535
       6         1,200         8,570        51,908        52,308        57,870         4,897         5,941         7,187
       7         1,200        10,259        51,908        52,450        60,141         5,791         7,226         9,008
       8         1,200        12,032        51,908        52,612        62,823         6,673         8,568        11,014
       9         1,200        13,893        51,908        52,794        65,934         7,544         9,969        13,222
      10         1,200        15,848        51,908        52,996        69,495         8,404        11,430        15,653
      15             0        23,217        51,908        54,188        93,429         9,524        16,333        28,161
      20             0        29,631        51,908        55,430       126,119         8,504        19,562        44,508
      25             0        37,818        51,908        56,702       170,313         7,539        23,273        69,903
      30             0        48,266        51,908        58,005       230,101         6,628        27,467       108,958
Attained Age
      65             0        78,620        51,908        60,711       420,822         4,947        37,025       256,641

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of the applicable fees and charges for a Policy without optional riders and that no Policy loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a Policyowner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We filed a Statement of Additional Information ("SAI"), dated May 1, 2006, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI by contacting us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, calling us toll free at (800) 832-7783 or by visiting our website www.firstinvestors.com. You can review and copy our documents (including reports and SAIs) at the Public Reference room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling
(202) 942-8090. Text-only version of documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.


SEC file number: 002-98410/811-04328.

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                   FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
                        LIFE INSURANCE SEPARATE ACCOUNT B

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

              Statement of Additional Information dated May 1, 2006

      This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2006 which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Description ........................................................   2
Services ...................................................................   3
Other Information ..........................................................   4
Valuation Information ......................................................   4
Relevance of Financial Statements ..........................................   6
Appendix ...................................................................   7
Financial Statements .......................................................   8

                               GENERAL DESCRIPTION

      First Investors Life Insurance Company. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("FIL"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities, and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds ("Life Series Funds"). Kathryn Head and members of her family control FICC and, therefore, the Adviser and First Investors Life.

      The following chart provides information about the Officers and Directors of First Investors Life.

--------------------------------------------------------------------------------
Name                   FIL Office          Principal Occupation for Last Five
                                           Years
--------------------------------------------------------------------------------
Jay G. Baris           Director            Partner, Kramer Levin Naftalis &
                                           Frankel LLP, New York, Attorneys;
                                           Secretary and Counsel, First
                                           Investors Federal Savings Bank, New
                                           Jersey.
--------------------------------------------------------------------------------
Carol Lerner Brown     Secretary           Assistant Secretary, FIC;
                                           Secretary, FIMCO and FICC.
--------------------------------------------------------------------------------
Glenn T. Dallas        Director            Retired since April 1996.
--------------------------------------------------------------------------------
William H. Drinkwater  Director, Senior    Senior Vice President and Chief
                       Vice President      Actuary, FIL since August 2003;
                       and Chief Actuary   President January 2000 - August
                                           2003, FIL; First Vice President and
                                           Chief Actuary, FIL, prior thereto.
--------------------------------------------------------------------------------
Lawrence M. Falcon     Senior Vice         Senior Vice President and
                       President and       Comptroller, FIL.
                       Comptroller
--------------------------------------------------------------------------------
Robert Flanagan        Vice President      Vice President FIL since June 2001;
                                           President, FIC; Senior Vice
                                           President FIC 2000-2001; Vice
                                           President FICC since June 1997.
--------------------------------------------------------------------------------
Richard H. Gaebler     Director            Retired January, 2000.
--------------------------------------------------------------------------------
Kathryn S. Head        Chairman and        Chairman, President and Director,
                       Director            FICC, FIMCO and ADM; Chairman, CEO
                                           and Director, FIC; Chairman and
                                           Director, First Investors Federal
                                           Savings Bank.
--------------------------------------------------------------------------------
Scott Hodes            Director            Partner, Bryan Cave LLP, Chicago,
                                           Illinois, Partner, McGuire, Woods,
                                           Ross & Hardies until 2003.
--------------------------------------------------------------------------------
Jane W. Kruzan         Director            Retired.
--------------------------------------------------------------------------------
William M. Lipkus      Vice President      Chief Financial Officer, FIC since
                       and Chief           December 1997 and, FICC since June
                       Financial Officer   1997; Vice President, FIL since May
                                           1996; Chief Financial Officer since
                                           May 1998; Chief Accounting Officer
                                           since June 1992.
--------------------------------------------------------------------------------
Jackson Ream           Director            Retired since January 1999; Senior
                                           Vice President, Bank of America,
                                           NA, Dallas, Texas, prior thereto.
--------------------------------------------------------------------------------
Nelson Schaenen Jr.    Director            Retired since January 2002;
                                           Partner, Weiss, Peck & Greer, New
                                           York, Investment Managers, prior
                                           thereto.
--------------------------------------------------------------------------------
Carol E. Springsteen   President and       President and Director, FIL; Vice
                       Director            President, Individual Policy
                                           Services, New York Life Insurance
                                           Company until August, 2003.
--------------------------------------------------------------------------------
John T. Sullivan       Director            Director, FIMCO and FIC; Of Counsel
                                           to Hawkins, Delafield & Wood, New
                                           York, until January 1, 2004.
--------------------------------------------------------------------------------
Clark D. Wagner        Director            Director of Fixed Income, FIMCO;
                                           Vice President, First Investors
                                           Multi-State Insured Tax Free Fund,
                                           First Investors New York Insured
                                           Tax Free Fund, Inc., First
                                           Investors Government Fund, Inc.,
                                           First Investors Series Fund, First
                                           Investors Insured Tax Exempt Fund,
                                           Inc, First Investors Insured Tax
                                           Exempt Fund II, and First Investors
                                           Insured Intermediate Tax Exempt
                                           Fund.
--------------------------------------------------------------------------------
Glen Mueller           Vice President      Vice President and Chief
                       and Chief           Underwriter, FIL; Vice President
                       Underwriter         and Life Chief Underwriter, C.N.A.
                                           November 2002-June 2004, Chief
                                           Underwriter, Fidelity and Guaranty
                                           Life prior thereto.
--------------------------------------------------------------------------------

      Separate Account B. First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B") was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

      The assets of Separate Account B are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Funds. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Funds Prospectus describes the risks attendant to an investment in each Fund of Life Series Funds. The 14 Funds of Life Series Funds are: Blue Chip Fund, Cash Management Fund, Discovery Fund, Focused Equity Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund, Value Fund and Special Bond Fund.

      Only ten of the Funds are available through Separate Account B's Subaccounts. The four that are not available are: Target Maturity 2007 Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund and Special Bond Fund.

                                    SERVICES

      Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B. We maintain the records and accounts of Separate Account B.

      Independent Public Accountants. Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account B. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account B, which is set by the Audit Committee of the Board of Directors of First Investors Life. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

      Underwriter. First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 2003, 2004 and 2005, FIC received fees of $4,761,596, $4,530,447 and $4,373,973 respectively, in connection with the distribution of the Policy in a continuous offering. First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

      Distribution of Policy. We sell the Policy solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are "First Investors representatives"), are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005.

      We pay FIC a commission on Policies sold of 31.25% of the first year premium payment and 5% of the premium payments for years 2 through 12. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

      We offer the Policy for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri,

      Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

                                OTHER INFORMATION

      Reports. At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

      State Regulation. We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

      Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

      Time of Payments. All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted;
(2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

                              VALUATION INFORMATION

      Value of a Unit. For each Subaccount of Separate Account B, the value of a unit was arbitrarily initially set at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

      Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)   is the net result of:

      (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.50% of the daily net asset value of the applicable Subaccount. This percentage represents the mortality and expense risk assumed.

      The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

                        RELEVANCE OF FINANCIAL STATEMENTS

      The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDIX I

                                    EXAMPLE A

                    Formula and Illustration for Determining the Net Investment Factor of a Subaccount
                              of Separate Account B

Net Investment Factor = ((A+B)/C)- D

Where:

A =    The Net Asset Value of a Fund share as of the end of the current
       Valuation Period.
       Assume........................................................................ =  $8.51000000
B =    The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
       Assume........................................................................ =  $0
C =    The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
       Assume........................................................................ =  $8.39000000
D =    The daily deduction for mortality and expense risks, which totals 0.5%
       on an annual basis.
       On a daily basis.............................................................. =  $0.00001370

Then, the Net Investment Factor = 8.51000000 + 0 - .00001370......................... =  $1.01428904
                                  --------------
                                  8.39000000

                                    EXAMPLE B

                    Formula and Illustration for Determining
                           Unit Value of a Subaccount
                              of Separate Account B

Unit Value = A x B
Where:

A =    The unit value for the immediately preceding Valuation
       Period.
       Assume........................................................................ =   $1.46328760
B =    The Net Investment Factor for the current Valuation Period.
       Assume........................................................................ =   $1.01428904

Then, the unit value = $1.46328760 x 1.01428904...................................... =  $1.484196575

                           Financial Statements as of
                                December 31, 2005

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                 /s/ TAIT, WELLER & BAKER LLP
                                                 TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 8, 2006

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                     ASSETS
                                                                           December 31, 2005     December 31, 2004
                                                                           -----------------     -----------------
Investments (note 2):
  Available-for-sale securities ......................................     $     194,914,745     $     173,752,971
  Held-to-maturity securities ........................................             4,693,062             3,679,616
  Short term investments .............................................            12,881,688            31,565,382
  Policy loans .......................................................            49,370,683            44,357,547
                                                                           -----------------     -----------------

     Total investments ...............................................           261,860,178           253,355,516

Cash .................................................................             2,136,556             2,110,094
Premiums and other receivables, net of allowances of
  $30,000 in 2004 ....................................................             6,736,227             9,175,937
Accrued investment income ............................................             4,285,600             3,667,951
Deferred policy acquisition costs (note 6) ...........................            35,726,452            32,051,511
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,259,687 in 2005 and $1,218,338 in 2004 ..........               145,937                41,492
Other assets .........................................................                39,141                48,722
Separate account assets ..............................................           966,368,229           947,848,557
                                                                           -----------------     -----------------

     Total assets ....................................................     $   1,277,298,320     $   1,248,299,780
                                                                           =================     =================

                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6) ...............................     $     171,387,897     $     159,894,910
Claims and other contract liabilities ................................            13,791,635            17,576,298
Accounts payable and accrued liabilities .............................             3,824,808             5,858,360
Deferred Federal income taxes (note 7) ...............................             3,141,000             3,380,000
Separate account liabilities .........................................           966,368,229           947,848,557
                                                                           -----------------     -----------------

     Total liabilities ...............................................         1,158,513,569         1,134,558,125
                                                                           -----------------     -----------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares ..............................             2,538,163             2,538,163
Additional paid in capital ...........................................             6,496,180             6,496,180
Accumulated other comprehensive income (note 2) ......................               280,000             3,278,000
Retained earnings ....................................................           109,470,408           101,429,312
                                                                           -----------------     -----------------

     Total stockholder's equity ......................................           118,784,751           113,741,655
                                                                           -----------------     -----------------

     Total liabilities and stockholder's equity ......................     $   1,277,298,320     $   1,248,299,780
                                                                           =================     =================

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               STATEMENT OF INCOME

                                                                         Year Ended             Year Ended            Year Ended
                                                                     December 31, 2005      December 31, 2004     December 31, 2003
                                                                     -----------------      -----------------     -----------------
REVENUES
  Policyholder fees ............................................     $      25,423,105      $      23,842,329     $      23,613,902
  Premiums .....................................................             7,087,211              5,812,033             6,267,990
  Investment income (note 2) ...................................            13,471,142             12,600,500            12,701,287
  Realized gain (loss) on investments ..........................              (829,102)               437,950             1,840,774
  Other income .................................................               847,873                538,923               650,720
                                                                     -----------------      -----------------     -----------------

     Total income ..............................................            46,000,229             43,231,735            45,074,673
                                                                     -----------------      -----------------     -----------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities ...............            11,018,985             10,346,287            11,221,789
  Dividends to policyholders ...................................               843,029                840,792             1,047,460
  Amortization of deferred acquisition costs (note 6)  .........             2,405,377              2,042,285               641,515
  Commissions and general expenses .............................            17,706,742             17,522,369            17,021,013
                                                                     -----------------      -----------------     -----------------
     Total benefits and expenses ...............................            31,974,133             30,751,733            29,931,777
                                                                     -----------------      -----------------     -----------------

Income before Federal income tax and cumulative
     Effect of a change in accounting principle ................            14,026,096             12,480,002            15,142,896

Federal income tax (note 7):
  Current ......................................................             5,272,000              3,845,000             3,488,000
  Deferred .....................................................              (287,000)               420,000             1,781,000
                                                                     -----------------      -----------------     -----------------

                                                                             4,985,000              4,265,000             5,269,000
                                                                     -----------------      -----------------     -----------------
Income before cumulative effect of a change in
     accounting principle ......................................             9,041,096              8,215,002             9,873,896

Cumulative effect of a change in accounting principle
  (Note 2e) ....................................................                    --              1,021,900                    --
                                                                     -----------------      -----------------     -----------------

Net Income .....................................................     $       9,041,096      $       9,236,902     $       9,873,896
                                                                     =================      =================     =================

Income per share, based on 534,350 shares outstanding ..........     $           16.92      $           17.29     $           18.48
                                                                     =================      =================     =================

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY

                                                                        Year Ended            Year Ended           Year Ended
                                                                    December 31, 2005     December 31, 2004     December 31, 2003
                                                                    -----------------     -----------------     -----------------
Balance at beginning of year ...................................    $     113,741,655     $     106,240,753     $      96,199,857
                                                                    -----------------     -----------------     -----------------
Net income .....................................................            9,041,096             9,236,902             9,873,896
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
   available-for-sale securities ...............................           (2,998,000)             (736,000)            1,167,000
                                                                    -----------------     -----------------     -----------------
Comprehensive income ...........................................            6,043,096             8,500,902            11,040,896
Dividends Paid .................................................           (1,000,000)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

Balance at end of year .........................................    $     118,784,751     $     113,741,655     $     106,240,753
                                                                    =================     =================     =================

                            STATEMENT OF CASH FLOWS

                                                                        Year Ended            Year Ended           Year Ended
                                                                    December 31, 2005     December 31, 2004     December 31, 2003
                                                                    -----------------     -----------------     -----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received ................................    $      25,356,893     $      23,630,830     $      23,575,148
     Premiums received .........................................            6,811,519             5,184,969             6,253,490
     Amounts received on policyholder accounts .................           68,990,293            73,411,089            68,598,540
     Investment income received ................................           14,113,229            14,282,509            14,095,688
     Other receipts ............................................              425,680                34,085               100,415
     Benefits and contract liabilities paid ....................          (66,969,918)          (76,167,573)          (71,108,219)
     Commissions and general expenses paid .....................          (30,008,484)          (23,847,625)          (24,594,956)
                                                                    -----------------     -----------------     -----------------

     Net cash provided by operating activities .................           18,719,212            16,528,284            16,920,106
                                                                    -----------------     -----------------     -----------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities ...............          110,764,906            83,706,593            77,664,530
     Purchase of investment securities .........................         (120,696,017)          (94,174,293)          (92,514,005)
     Purchase of furniture, equipment and other assets .........             (145,794)              (35,595)               (4,592)
     Net increase in policy loans ..............................           (5,013,136)           (3,909,765)           (1,837,074)
                                                                    -----------------     -----------------     -----------------

     Net cash used for investing activities ....................          (15,090,041)          (14,413,060)          (16,691,141)
                                                                    -----------------     -----------------     -----------------

  Cash flows from financing activities:
     Transfer of Non-Qualified Plan ............................           (2,602,709)                   --                    --
     Dividends paid ............................................           (1,000,000)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

     Net cash used for financing activities ....................           (3,602,709)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

     Net increase (decrease) in cash ...........................               26,462             1,115,224              (771,035)

Cash
  Beginning of year ............................................            2,110,094               994,870             1,765,905
                                                                    -----------------     -----------------     -----------------
  End of year ..................................................    $       2,136,556     $       2,110,094     $         994,870
                                                                    =================     =================     =================

The Company paid Federal income taxes of $5,360,000 in 2005, $3,599,000 in 2004 and $2,220,000 in 2003.

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                         Year ended          Year Ended          Year Ended
                                                                     December 31, 2005   December 31, 2004   December 31, 2003
                                                                     -----------------   -----------------   -----------------
Reconciliation of net income to net cash
   provided by operating activities:

     Net income ...................................................  $       9,041,096   $       9,236,902   $       9,873,896

     Adjustments to reconcile net income to net cash
          provided by operating activities:
        Cumulative effect of change in accounting
          Principle ...............................................                 --          (1,021,900)                 --
        Depreciation and amortization .............................             49,631              40,552             241,089
        Amortization of deferred policy acquisition costs .........          2,405,377           2,042,680             641,515
        Realized investment (gains) losses ........................            829,102            (437,950)         (1,840,774)
        Amortization of premiums and discounts on
          investments .............................................          1,259,736           1,663,880           1,471,481
        Deferred Federal income taxes .............................           (287,000)            420,000           1,781,000
        Other items not requiring cash - net ......................                977               8,086              38,323

     (Increase) decrease in:
        Premiums and other receivables, net .......................          1,467,480          (1,326,681)          1,073,023
        Accrued investment income .................................           (617,649)             18,129             (77,080)
        Deferred policy acquisition costs, exclusive
          of amortization .........................................         (5,300,318)         (4,510,714)         (4,522,570)
        Other assets ..............................................              1,299                   1             (14,542)

     Increase (decrease) in:
        Policyholder account balances .............................         11,492,987           8,281,260           9,134,213
        Claims and other contract liabilities .....................            410,046             455,834              46,553
        Accounts payable and accrued liabilities ..................         (2,033,552)          1,658,205            (926,021)
                                                                     -----------------   -----------------   -----------------

                                                                     $      18,719,212   $      16,528,284   $      16,920,106
                                                                     =================   =================   =================

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

            The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

            (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

            (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

            (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

            (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

            (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

      (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) Investments. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      Held-to-Maturity Securities

            Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      Available-For-Sale Securities

            Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                     Year Ended            Year Ended            Year Ended
                                                 December 31, 2005     December 31, 2004     December 31, 2003
                                                 -----------------     -----------------     -----------------
Interest on fixed maturities ...............     $      10,499,119     $      10,183,017     $      10,620,531
Interest on short term investments .........               531,037               213,152                85,469
Interest on policy loans ...................             2,884,127             2,668,711             2,444,660
                                                 -----------------     -----------------     -----------------

     Total investment income ...............            13,914,283            13,064,880            13,150,660
     Investment expense ....................               443,141               464,380               449,373
                                                 -----------------     -----------------     -----------------

Net investment income ......................     $      13,471,142     $      12,600,500     $      12,701,287
                                                 =================     =================     =================

                     FIRST INVESTORS LIFE INSURANCE COMPANY

The amortized cost and estimated market values of investments at December 31, 2005 and 2004 are as follows:

                                                                    Gross           Gross           Estimated
                                                 Amortized       Unrealized       Unrealized          Market
                                                   Cost             Gains           Losses            Value
                                               ---------------------------------------------------------------
Available-For-Sale Securities
December 31, 2005
-----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ...............................$ 72,094,304     $    236,600     $    637,845     $ 71,693,059
  Corporate Debt Securities ................... 111,764,955        2,493,201        1,936,567      112,321,589
  Other Debt Securities .......................  10,691,486          354,175          145,564       10,900,097
                                               ------------     ------------     ------------     ------------
                                               $194,550,745     $  3,083,976     $  2,719,976     $194,914,745
                                               ============     ============     ============     ============

December 31,2004
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ...............................$ 60,026,192     $    665,112     $    110,959     $ 60,580,345
  Corporate Debt Securities ...................  99,995,396        5,540,680        1,031,381      104,504,695
  Other Debt Securities .......................   8,045,383          622,548               --        8,667,931
                                               ------------     ------------     ------------     ------------
                                               $168,066,971     $  6,828,340     $  1,142,340     $173,752,971
                                               ============     ============     ============     ============

      At December 31, 2005 and 2004, Unrealized Gains on Available-For-Sale Securities of $280,000 and $3,278,000, net of applicable deferred income taxes and amortization of deferred acquisition cost is included as accumulated other comprehensive income in Stockholder's Equity. The change in the Unrealized Gains (Losses) of ($2,998,000), ($736,000) and $1,167,000 net of deferred income taxes (benefit) and amortization of deferred acquisition costs of ($2,324,000), ($561,000) and $772,000 for 2005, 2004 and 2003, respectively is reported as other comprehensive income in the Statement of Stockholder's Equity.

Held-To-Maturity Securities
December 31,2005
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies* ...................................     $   4,683,062     $          --     $      18,319     $   4,664,743
  Corporate Debt Securities ........................            10,000                --                --            10,000
                                                         -------------     -------------     -------------     -------------
                                                         $   4,693,062     $          --     $          --     $   4,674,743
                                                         =============     =============     =============     =============
December 31,2004
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies* ...................................     $   3,669,616     $     108,858     $          --     $   3,778,474
  Corporate Debt Securities ........................            10,000                --                --            10,000
                                                         -------------     -------------     -------------     -------------
                                                         $   3,679,616     $     108,858     $          --     $   3,788,474
                                                         =============     =============     =============     =============

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Held to Maturity                 Available For Sale
                                             ---------------------------------------------------------------
                                              Amortized        Estimated         Amortized       Estimated
                                                 Cost         Market Value         Cost         Market Value
                                             ---------------------------------------------------------------

Due in one year or less......................$     10,000     $     10,000     $  3,268,070     $  3,222,703
Due after one year through five years .......   4,683,062        4,664,743       29,845,063       30,320,501
Due after five years through ten years ......          --               --      103,821,431      103,269,187
Due after ten years .........................          --               --       57,616,181       58,102,354
                                             ------------     ------------     ------------     ------------
                                             $  4,693,062     $  4,674,743     $194,550,745     $194,914,745
                                             ============     ============     ============     ============

      Proceeds from sales of investments in fixed maturities were $91,110,725, $85,176,467 and $77,664,530 in 2005, 2004 and 2003, respectively. Gross gains of
$347,804 and gross losses of $1,176,906 were realized on those sales in 2005. Gross gains of $857,700 and gross losses of $419,750 were realized on those sales in 2004. Gross gains of $2,085,926 and gross losses of $245,152 were realized on those sales in 2003.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

      Traditional Ordinary Life and Health

            Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs. Contract benefit claims are charged to expense in the period that the claims are incurred.

      Universal Life and Variable Life

            Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

            Policyholder account balances on universal life consist of the premiums received plus credited interest ranging from 4 1/2 percent to 5 percent, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life is included in separate account liabilities as discussed below.

      Annuities

            Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in policyholder benefits in the Statement of Income.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Effective in 2004, the Company applied Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The effect of applying SOP 03-1 as of the beginning of the year was to decrease policyholder accounts and other contract liabilities by approximately $1,752,000 and decrease deferred acquisition costs by approximately $179,100. Such effects, net of income tax expense of $550,000, have been shown on the statement of income as a cumulative effect of a change in accounting principle in 2004.

      (f) Minimum Guarantees. The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder (1) total deposits made to the contract less any partial withdrawals and (2) the account balance on a specified anniversary date adjusted for deposits less partial withdrawals since the specified anniversary date. This guarantee includes benefits that are payable in the event of death.

      (g) Business Risks and Uncertainties. The development of liabilities for future policy benefits for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense, persistency and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, lapse, expense, persistency and investment assumptions. Actual results could differ materially from these estimates. Management monitors actual experience and, if circumstances warrant, revises its assumptions and related future policy benefit estimates. The Company's investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company's balance sheet.

      (h) Comprehensive Income. Comprehensive income includes net income and unrealized gains and losses on available-for-sale securities and is presented in the Statement of Stockholder's Equity. Accumulated other comprehensive income is a component of stockholder's equity and consists of unrealized gains and losses on available-for-sale securities.

Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 4 -- Retirement Plans

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The profit sharing plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2005, 2004 and 2003, the Company charged operations approximately $127,000, $107,000 and $113,000 respectively for its portion of the contribution.

      The Company also had a non-qualified deferred compensation arrangement ("Plan") for the benefit of its sales agents. The Plan provides for contributions based upon commission on first-year premiums and was unfunded. Vesting of benefits was based upon graduated percentages dependent upon the number of allocations made in accordance with the Plan by the Company for each participant. The Company charged to operations pension expenses of approximately $411,000 in 2004 and $370,000 in 2003. The accrued liability of approximately $4,195,000 in 2004 was sufficient to cover the value of benefits provided by the Plan. The Company transferred this plan to its parent company, First Investors Consolidated Corporation ("FICC") during 2005. The Company paid approximately $2,603,000 of cash to FICC, which was equal to the accrued liabilities of the Plan reduced by the related deferred income tax.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

Note 5 -- Commitments and Contingent Liabilities

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 33%, 33% and 28% of its net life insurance in force at December 31, 2005, 2004 and 2003. The Company also had assumed reinsurance amounting to approximately 21%, 18% and 20% of its net life insurance in force at the respective year-ends. None of these transactions had any material effect on the Company's operating results.

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2005, 2004 and 2003, the Company paid approximately $2,596,000, $2,390,000 and
$2,147,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $6,136,000 in 2005, $6,518,000 in 2004,and $6,423,000 in 2003 for commissions relating to the sale of its products.

      The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $412,000 at December 31, 2005 and $549,000 at December 31, 2004.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 6 -- Adjustments Made to Statutory Accounting Practices

      Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2005, 2004 and 2003 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                            Net Income                          Capital Shares and Surplus
                                                      Year Ended December 31                          at December 31
                                            ------------------------------------------   ------------------------------------------
                                                2005            2004           2003           2005          2004           2003
                                            ------------   ------------   ------------   ------------   ------------   ------------
Reported on a statutory basis ............  $  9,069,412   $  7,526,947   $  7,628,849   $ 92,599,944   $ 82,997,459   $ 74,764,816
                                            ------------   ------------   ------------   ------------   ------------   ------------

Adjustments:
   Deferred policy acquisition costs (b) .     2,894,941      2,288,934      3,881,055     35,726,452     32,051,511     29,579,577
   Future policy benefits (a) ............    (2,399,452)       450,627       (740,686)    (4,890,138)    (2,490,686)    (2,941,313)
   Deferred income taxes .................       287,000       (971,000)    (1,781,000)    (5,428,000)    (5,410,000)    (2,787,000)
   Premiums due and deferred (e) .........      (286,358)      (221,458)       (88,434)    (1,843,104)    (1,556,746)    (1,335,289)
   Cost of collection and other
     statutory liabilities ...............            --             --        (86,719)            --             --             --
   Non-admitted assets ...................            --             --             --        262,771        146,580        115,212
   Asset valuation reserve ...............            --             --             --      1,401,415      1,172,656        887,807
   Interest maintenance reserve ..........        (6,263)      (118,112)      (102,957)       591,411      1,144,881        973,943
   Gross unrealized holding gains (losses)
     on available-for-sale securities ....            --             --             --        364,000      5,686,000      6,983,000
   Net realized capital gains (losses) ...      (829,102)       437,950      1,821,378             --             --             --
   Other .................................       310,918       (156,986)      (657,590)            --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                                 (28,316)     1,709,955      2,245,047     26,184,807     30,744,196     31,475,937
                                            ------------   ------------   ------------   ------------   ------------   ------------

In accordance with generally accepted ....
   accounting principles                    $  9,041,096   $  9,236,902   $  9,873,896   $118,784,751   $113,741,655   $106,240,753
                                            ============   ============   ============   ============   ============   ============


Per share, based on 534,350 shares
   outstanding ...........................  $      16.92   $      17.29   $      18.48   $     222.30   $     212.86   $     198.82
                                            ============   ============   ============   ============   ============   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

        Distribution of Liabilities*                            Basis of Assumptions
------------------------------------------------------------------------------------------------------
                                Years
    2005           2004        of Issue           Interest                   Mortality Table               Withdrawal
------------   -----------     --------           --------          ----------------------------------    ------------
Non-par:
 $   952,213     $  985,455   1962-1967            4 1/2%           1955-60 Basic Select plus Ultimate      Linton B
   3,546,014      3,689,309   1968-1988            5 1/2%           1955-60 Basic Select plus Ultimate      Linton B
     490,131        478,613   1984-1988            7 1/2%           85% of 1965-70 Basic Select             Modified
                                                                    plus Ultimate                           Linton B
     207,864        192,558   1989-Present         7 1/2%           1975-80 Basic Select plus Ultimate      Linton B
      67,452         73,805   1989-Present         7 1/2%           1975-80 Basic Select plus Ultimate      Actual
      17,178         18,891   1989-Present         8%               1975-80 Basic Select plus Ultimate      Actual
  48,776,031     43,788,041   1985-Present         4.5%             Accumulation of Funds                   --

Par:
     140,875        142,265   1966-1967            4 1/2%           1955-60 Basic Select plus Ultimate      Linton A
  12,610,300     12,573,197   1968-1988            5 1/2%           1955-60 Basic Select plus Ultimate      Linton A
   1,137,621      1,129,496   1981-1984            7 1/4%           90% of 1965-70 Basic Select
                                                                    plus Ultimate                           Linton B
   5,290,611      5,177,456   1983-1988            9 1/2%           80% of 1965-70 Basic Select
                                                                    plus Ultimate                           Linton B
  27,265,388     26,081,718   1990-Present         8%               66% of 1975-80 Basic Select
                                                                    plus Ultimate                           Linton B

Annuities:
  18,430,696     18,926,559   1976-Present         4%               Accumulation of Funds                   --

Miscellaneous:
  53,720,543     47,780,448   1962-Present         2 1/2%-3 1/2%    1958-CSO                                None

* The above amounts are before deduction of deferred premiums of $1,265,020 in 2005 and $1,142,901 in 2004.

      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,405,377 in 2005, $2,042,680 in 2004 and $641,515 in 2003 was
charged to operations.

      (c) Participating business represented 2.8% and 3.4% of individual life insurance in force at December 31, 2005 and 2004, respectively.

      The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $83,565,552, $73,963,067 and $65,730,424 at December 31, 2005, 2004 and 2003, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 2005 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

      Deferred tax liabilities (assets) are comprised of the following:

                                                                               2005             2004
                                                                           -----------      -----------
Deferred Tax Assets:
   Policyholder dividend provision ...................................     $  (288,047)     $  (284,278)
   Non-qualified agents' pension plan reserve ........................         (72,196)      (1,548,820)
   Future policy benefits ............................................      (3,250,950)      (2,318,654)
   Resisted Claims ...................................................        (262,500)              --
   Capital loss carryover ............................................        (137,813)        (137,813)
   Other .............................................................        (265,698)        (248,584)
                                                                           -----------      -----------
Total Deferred Tax Assets ............................................      (4,277,204)      (4,538,149)
                                                                           -----------      -----------

Deferred Tax Liabilities:
   Deferred policy acquisition costs .................................       7,239,999        6,204,119
   Bond discount .....................................................          33,205           25,030
   Unrealized holding gains on Available-For-Sale Securities .........         145,000        1,689,000
                                                                           -----------      -----------
Total Deferred Tax Liabilities .......................................       7,418,204        7,918,149
                                                                           -----------      -----------

Net Deferred Tax Liabilities .........................................     $ 3,141,000      $ 3,380,000
                                                                           ===========      ===========

Note 8 -- Variable Annuity Contracts

      The Company maintains traditional variable annuity contracts through its separate accounts, for which investment income (gains and losses of these accounts) accrues directly to, and investment risk is borne by, the contractholder. The Company provides a guarantee to benefit the related contractholder or GMDB. The GMDB provides a specified minimum return upon death. The Company offers two primary GMDB types:

      - Return of premium - provides the greater of account value or total deposits made to the contract less any partial withdrawals.

      - Reset - provides the greater of a return of premium death benefit or the anniversary (the seventh year) account value adjusted for withdrawals.

As of December 31, 2005 and 2004 the net amount of risk on the above GMDB was approximately $11.9 million and $17.5 million; respectively. The net amount at risk is calculated on a seriatim basis and represents the greater of the respective guaranteed benefit less the account value. The account balance of contracts with guarantees were invested in fixed income ($161 million in 2005; $163 million in 2004), equity ($430 million in 2005; $436 million in 2004) and money market ($5 million in 2005; $6 million in 2004) mutual funds.

                            TAIT, WELLER & BAKER LLP
                          Certified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

      We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) ("Separate Account B"), as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2005 and 2004 for each of the individual sub-accounts which comprise the Separate Account B. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2005 by correspondence with Separate Account B's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position each of the individual sub-accounts which comprise Separate Account B as of December 31, 2005, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ TAIT, WELLER & BAKER LLP
                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 8, 2006

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2005

                                                    Cash
                                                 Management       High Yield         Growth          Discovery
                                                ------------     ------------     ------------     ------------
ASSETS
   Investments at net asset value (Note 3):
     First Investors Life Series Fund           $  1,291,954     $ 34,940,506     $100,232,674     $ 73,564,131

LIABILITIES
   Payable to First Investors
     Life Insurance Company                           13,787          387,222          775,295          703,274
                                                ------------     ------------     ------------     ------------

NET ASSETS                                      $  1,278,167     $ 34,553,284     $ 99,457,379     $ 72,860,857
                                                ============     ============     ============     ============

Net assets represented by
   Contracts in accumulation period             $  1,278,167     $ 34,553,284     $ 99,457,379     $ 72,860,857
                                                ============     ============     ============     ============


--------------------------------------------------------------------------------
See notes to financial statements.                                             2

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                   (Continued)

                                December 31, 2005

                                                                  International        Focused
                                                  Blue Chip         Securities          Equity          Government
                                                -------------     -------------     -------------     -------------
ASSETS
   Investments at net asset value (Note 3):
     First Investors Life Series Fund           $  69,825,348     $  57,012,238     $   5,510,671     $   2,958,638

LIABILITIES
   Payable to First Investors
     Life Insurance Company                           520,214           520,426           176,163            43,064
                                                -------------     -------------     -------------     -------------

NET ASSETS                                      $  69,305,134     $  56,491,812     $   5,334,508     $   2,915,574
                                                =============     =============     =============     =============

Net assets represented by
   Contracts in accumulation period             $  69,305,134     $  56,491,812     $   5,334,508     $   2,915,574
                                                =============     =============     =============     =============


--------------------------------------------------------------------------------
See notes to financial statements.                                             3

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                   (Continued)

                                December 31, 2005

                                                     Investment
                                                        Grade           Value
                                                     -----------     -----------
ASSETS
   Investments at net asset value (Note 3):
     First Investors Life Series Fund                $ 6,007,243     $18,567,984

LIABILITIES
   Payable to First Investors
     Life Insurance Company                              113,534         169,707
                                                     -----------     -----------

NET ASSETS                                           $ 5,893,709     $18,398,277
                                                     ===========     ===========

Net assets represented by
   Contracts in accumulation period                  $ 5,893,709     $18,398,277
                                                     ===========     ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             4

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS

                          Year ended December 31, 2005

                                                   Cash
                                                 Management      High Yield         Growth        Discovery
                                                -----------     -----------      -----------     -----------
INVESTMENT INCOME
    Income:
       Dividends                                $    33,070     $ 2,584,560      $   674,892     $        --
    Expenses:
       Mortality and expense risks (Note 5)           6,972         175,808          467,985         346,304
                                                -----------     -----------      -----------     -----------
NET INVESTMENT INCOME (LOSS)                         26,098       2,408,752          206,907        (346,304)
                                                -----------     -----------      -----------     -----------
UNREALIZED APPRECIATION
    (DEPRECIATION) ON INVESTMENTS
    Beginning of year                                    --      (5,657,484)      20,813,982       5,527,106
    End of year                                          --      (8,109,628)      26,838,559       9,153,661
                                                -----------     -----------      -----------     -----------
       Change in unrealized appreciation
          (depreciation) on investments                  --      (2,452,144)       6,024,577       3,626,555
                                                -----------     -----------      -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $    26,098     $   (43,392)     $ 6,231,484     $ 3,280,251
                                                ===========     ===========      ===========     ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             5

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                                   (Continued)

                          Year ended December 31, 2005

                                                             International      Focused
                                               Blue Chip      Securities        Equity         Government
                                              -----------     -----------     -----------     -----------
INVESTMENT INCOME
   Income:
     Dividends                                $   646,941     $   662,091     $    55,625     $   150,093
   Expenses:
     Mortality and expense risks (Note 5)         334,519         264,306          25,213          14,809
                                              -----------     -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)                      312,422         397,785          30,412         135,284
                                              -----------     -----------     -----------     -----------
UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                            4,404,919       9,021,244         142,085          27,770
   End of year                                  6,668,650      13,161,075         366,311         (46,845)
                                              -----------     -----------     -----------     -----------
     Change in unrealized appreciation
       (depreciation) on investments            2,263,731       4,139,831         224,226         (74,615)
                                              -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $ 2,576,153     $ 4,537,616     $   254,638     $    60,669
                                              ===========     ===========     ===========     ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             6

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                                   (Continued)

                          Year ended December 31, 2005

                                                    Investment
                                                       Grade            Value
                                                   ------------     ------------
INVESTMENT INCOME
   Income:
     Dividends                                     $    324,954     $    256,935
   Expenses:
     Mortality and expense risks (Note 5)                28,813           84,821
                                                   ------------     ------------
NET INVESTMENT INCOME (LOSS)                            296,141          172,114
                                                   ------------     ------------

UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                                    353,491        1,108,380
   End of year                                          104,453        1,865,243
                                                   ------------     ------------
     Change in unrealized appreciation
       (depreciation) on investments                   (249,038)         756,863
                                                   ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       $     47,103     $    928,977
                                                   ============     ============


--------------------------------------------------------------------------------
See notes to financial statements.                                             7

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS

                            Years ended December 31,

                                                            Cash
                                                         Management                         High Yield
                                               ------------------------------      ------------------------------
                                                    2005              2004             2005              2004
                                               ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)              $     26,098      $      2,940      $  2,408,752      $  2,310,799
     Change in unrealized appreciation
       (depreciation) on investments                     --                --        (2,452,144)          831,623
                                               ------------      ------------      ------------      ------------
     Net increase in net assets resulting
       from operations                               26,098             2,940           (43,392)        3,142,422
                                               ------------      ------------      ------------      ------------

   From Contract Transactions
     Net insurance premiums from
       contract owners                               37,651            47,522         1,526,242         1,485,912
     Cost of insurance (Note 5)                      (8,152)          (20,000)         (470,690)         (484,112)
     Transfers between sub-accounts                 (38,047)         (130,230)         (322,246)          (23,763)
     Transfers for contract benefits
       and terminations                            (135,059)         (123,004)       (1,625,766)       (1,784,086)
                                               ------------      ------------      ------------      ------------
     Increase (decrease) in net assets
       derived from contract transactions          (143,607)         (225,712)         (892,460)         (806,049)
                                               ------------      ------------      ------------      ------------

     Net increase (decrease) in net assets         (117,509)         (222,772)         (935,852)        2,336,373

Net Assets
   Beginning of year                              1,395,676         1,618,448        35,489,136        33,152,763
                                               ------------      ------------      ------------      ------------
   End of year                                 $  1,278,167      $  1,395,676      $ 34,553,284      $ 35,489,136
                                               ============      ============      ============      ============


--------------------------------------------------------------------------------
See notes to financial statements.                                             8

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                          Growth                             Discovery
                                               ------------------------------      ------------------------------
                                                   2005               2004              2005             2004
                                               ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)              $    206,907      $     (6,858)     $   (346,304)     $   (303,837)
     Change in unrealized appreciation
       (depreciation) on investments              6,024,577         8,347,883         3,626,555         7,761,642
                                               ------------      ------------      ------------      ------------
     Net increase in net assets resulting
       from operations                            6,231,484         8,341,025         3,280,251         7,457,805
                                               ------------      ------------      ------------      ------------

   From Contract Transactions
     Net insurance premiums from
       contract owners                           11,193,282        11,121,646         8,141,079         8,608,213
     Cost of insurance (Note 5)                  (1,515,800)       (1,424,169)       (1,052,522)         (998,435)
     Transfers between sub-accounts                 494,796           345,010          (385,721)         (154,928)
     Transfers for contract benefits
       and terminations                          (6,639,386)       (6,579,740)       (4,945,462)       (4,864,093)
                                               ------------      ------------      ------------      ------------
     Increase (decrease) in net assets
       derived from contract transactions         3,532,892         3,462,747         1,757,374         2,590,757
                                               ------------      ------------      ------------      ------------

     Net increase (decrease) in net assets        9,764,376        11,803,772         5,037,625        10,048,562

Net Assets
   Beginning of year                             89,693,003        77,889,231        67,823,232        57,774,670
                                               ------------      ------------      ------------      ------------
   End of year                                 $ 99,457,379      $ 89,693,003      $ 72,860,857      $ 67,823,232
                                               ============      ============      ============      ============


--------------------------------------------------------------------------------
See notes to financial statements.                                             9

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                                                             International
                                                            Blue Chip                          Securities
                                                 ------------------------------      ------------------------------
                                                      2005              2004             2005              2004
                                                 ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                $    312,422      $     71,043      $    397,785      $    298,335
     Change in unrealized appreciation
       (depreciation) on investments                2,263,731         4,173,576         4,139,831         6,005,845
                                                 ------------      ------------      ------------      ------------
     Net increase in net assets resulting
       from operations                              2,576,153         4,244,619         4,537,616         6,304,180
                                                 ------------      ------------      ------------      ------------

   From Contract Transactions
     Net insurance premiums from
       contract owners                              7,554,586         8,179,815         4,609,819         4,952,106
     Cost of insurance (Note 5)                    (1,039,736)       (1,034,719)         (733,877)         (676,434)
     Transfers between sub-accounts                (1,217,758)         (341,351)          308,971            (8,244)
     Transfers for contract benefits
       and terminations                            (4,203,185)       (4,451,952)       (3,168,006)       (3,368,131)
                                                 ------------      ------------      ------------      ------------
     Increase (decrease) in net assets
       derived from contract transactions           1,093,907         2,351,793         1,016,907           899,297
                                                 ------------      ------------      ------------      ------------

       Net increase (decrease) in net assets        3,670,060         6,596,412         5,554,523         7,203,477

Net Assets
   Beginning of year                               65,635,074        59,038,662        50,937,289        43,733,812
                                                 ------------      ------------      ------------      ------------
   End of year                                   $ 69,305,134      $ 65,635,074      $ 56,491,812      $ 50,937,289
                                                 ============      ============      ============      ============


--------------------------------------------------------------------------------
See notes to financial statements.                                            10

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                        Focused Equity                       Government
                                                 ----------------------------      ----------------------------
                                                     2005             2004             2005             2004
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                $    30,412      $       486      $   135,284      $   145,607
     Change in unrealized appreciation
       (depreciation) on investments                 224,226          232,366          (74,615)         (57,642)
                                                 -----------      -----------      -----------      -----------
     Net increase in net assets resulting
       from operations                               254,638          232,852           60,669           87,965
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
     Net insurance premiums from
       contract owners                             1,253,014        1,337,317          304,457          326,631
     Cost of insurance (Note 5)                     (135,111)        (130,033)         (42,296)         (51,062)
     Transfers between sub-accounts                 (111,306)         (17,681)          17,081         (164,351)
     Transfers for contract benefits
       and terminations                             (436,066)        (559,111)        (260,817)        (265,578)
                                                 -----------      -----------      -----------      -----------
     Increase (decrease) in net assets
       derived from contract transactions            570,531          630,492           18,425         (154,360)
                                                 -----------      -----------      -----------      -----------

       Net increase (decrease) in net assets         825,169          863,344           79,094          (66,395)

Net Assets
   Beginning of year                               4,509,339        3,645,995        2,836,480        2,902,875
                                                 -----------      -----------      -----------      -----------
   End of year                                   $ 5,334,508      $ 4,509,339      $ 2,915,574      $ 2,836,480
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                            11

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                         Investment Grade                         Value
                                                 ------------------------------      ------------------------------
                                                     2005               2004             2005               2004
                                                 ------------      ------------      ------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                $    296,141      $    263,459      $    172,114      $    155,201
     Change in unrealized appreciation
       (depreciation) on investments                 (249,038)          (76,142)          756,863         1,864,366
                                                 ------------      ------------      ------------      ------------
     Net increase in net assets resulting
       from operations                                 47,103           187,317           928,977         2,019,567
                                                 ------------      ------------      ------------      ------------

   From Contract Transactions
     Net insurance premiums from
       contract owners                                659,998           654,632         2,670,405         2,200,203
     Cost of insurance (Note 5)                       (87,196)          (91,427)         (313,332)         (259,244)
     Transfers between sub-accounts                   164,730            21,602         1,089,500           473,936
     Transfers for contract benefits
       and terminations                              (360,012)         (334,041)       (1,087,615)       (1,040,574)
                                                 ------------      ------------      ------------      ------------
     Increase (decrease) in net assets
       derived from contract transactions             377,520           250,766         2,358,958         1,374,321
                                                 ------------      ------------      ------------      ------------

       Net increase (decrease) in net assets          424,623           438,083         3,287,935         3,393,888

Net Assets
   Beginning of year                                5,469,086         5,031,003        15,110,342        11,716,454
                                                 ------------      ------------      ------------      ------------
   End of year                                   $  5,893,709      $  5,469,086      $ 18,398,277      $ 15,110,342
                                                 ============      ============      ============      ============


--------------------------------------------------------------------------------
See notes to financial statements.                                            12

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2005

NOTE 1 -- ORGANIZATION

First Investors Life Level Premium Variable Life Insurance ("Separate Account B"), a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), is a segregated investment account established by First Investors Life Insurance Company ("FIL") and exists in accordance with the regulations of the New York State Insurance Department. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (the "Fund"), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management, High Yield, Growth, Discovery, Blue Chip, International Securities, Focused Equity, Government, Investment Grade and Value.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

INVESTMENT INCOME

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

NET ASSETS REPRESENTED BY CONTRACTS

The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

FEDERAL INCOME TAXES

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

Investments consist of the following as of December 31, 2005:

                                                                    Net Asset         Market
                                                      Shares          Value            Value              Cost
                                                     ---------       ------       --------------     --------------
First Investors Life Series Fund
    Cash Management                                  1,291,954       $ 1.00       $    1,291,954     $    1,291,954
    High Yield                                       4,327,099         8.07           34,940,506         43,050,134
    Growth                                           2,790,887        35.91          100,232,674         73,394,115
    Discovery                                        2,851,983        25.79           73,564,131         64,410,470
    Blue Chip                                        3,348,366        20.85           69,825,348         63,156,698
    International Securities                         2,850,639        20.00           57,012,238         43,851,163
    Focused Equity                                     633,522         8.70            5,510,671          5,144,360
    Government                                         292,906        10.10            2,958,638          3,005,483
    Investment Grade                                   539,074        11.14            6,007,243          5,902,790
    Value                                            1,297,861        14.31           18,567,984         16,702,741

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                                                     Purchases            Sales
                                                                                  --------------     --------------
    Cash Management                                                               $      71,625        $    198,455
    High Yield                                                                        4,127,538           2,616,340
    Growth                                                                           12,282,264           8,593,306
    Discovery                                                                         8,224,521           6,710,784
    Blue Chip                                                                         8,150,520           6,787,522
    International Securities                                                          5,645,002           4,140,324
    Focused Equity                                                                    1,357,821             698,808
    Government                                                                          450,404             322,896
    Investment Grade                                                                  1,124,419             481,413
    Value                                                                             3,908,775           1,472,306


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

NOTE 4 - CHANGES IN UNITS

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follows:

                                                   2005                                     2004
                                    ------------------------------------      -----------------------------------
                                                                  Net                                      Net
                                     Units        Units         Increase        Units       Units        Increase
                                     Issued      Redeemed      (Decrease)      Issued      Redeemed     (Decrease)
                                    -------      --------       --------      --------     --------      --------
    Cash Management                   7,276      (14,954)        (7,678)        5,396      (17,815)      (12,419)
    High Yield                       17,663      (42,912)       (25,249)       14,656      (37,904)      (23,248)
    Growth                           81,453      (20,679)        60,774        87,736      (19,395)       68,341
    Discovery                        65,207      (24,264)        40,943        86,074      (21,716)       64,358
    Blue Chip                        75,679      (43,228)        32,451       111,690      (31,233)       80,457
    International Securities         66,900      (28,482)        38,418        69,599      (35,246)       34,353
    Focused Equity                  101,269      (26,553)        74,716       103,389      (24,784)       78,605
    Government                       15,484      (15,625)          (141)       12,379      (20,938)       (8,559)
    Investment Grade                 29,251      (13,675)        15,576        22,402      (10,030)       12,372
    Value                           123,041       (5,797)       117,244        96,848      (10,295)       86,553

NOTE 5 - MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units. For further discussion, see "Cost of Insurance Protection" in the Prospectus.


--------------------------------------------------------------------------------
See notes to financial statements.                                            15

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

NOTE 6 -- FINANCIAL HIGHLIGHTS TABLE

                                                 Net Assets
                                      -----------------------------------
                                                                              Investment
                                                     Unit                       Income       Expense      Total
                                        Units       Value        (000s)        Ratio(1)      Ratio(2)   Return(3)
                                      ---------    -------      ---------      ----------    --------   ---------
Cash Management
---------------
December 31,
    2005                                 68,372    $18.874       $ 1,278         2.38%         0.50%        1.94%
    2004                                 76,050    $18.516       $ 1,396         0.70%         0.50%        0.20%
    2003                                 88,469    $18.478       $ 1,618         0.55%         0.50%        0.04%

High Yield
----------
December 31,
    2005                                970,554    $35.963       $34,553         7.37%         0.50%       (0.09%)
    2004                                995,803    $35.996       $35,489         7.21%         0.50%        9.39%
    2003                              1,019,051    $32.905       $33,153         8.21%         0.50%       25.51%

Growth
------
December 31,
    2005                              1,654,347    $60.516       $99,457         0.72%         0.50%        6.67%
    2004                              1,593,573    $56.734       $89,693         0.49%         0.50%       10.22%
    2003                              1,525,232    $51.473       $77,889         0.44%         0.50%       28.54%

Discovery
---------
December 31,
    2005                              1,538,297    $47.795       $72,861         0.00%         0.50%        4.61%
    2004                              1,497,354    $45.688       $67,823         0.00%         0.50%       12.22%
    2003                              1,432,996    $40.713       $57,775         0.00%         0.50%       38.55%

Blue Chip
---------
December 31,
    2005                              2,132,297    $32.729       $69,305         0.97%         0.50%        3.82%
    2004                              2,099,846    $31.526       $65,635         0.62%         0.50%        6.84%
    2003                              2,019,389    $29.508       $59,039         0.64%         0.50%       25.57%

International Securities
------------------------
December 31,
    2005                              1,832,528    $31.092       $56,492         1.25%         0.50%        8.67%
    2004                              1,794,110    $28.610       $50,937         1.15%         0.50%       14.01%
    2003                              1,759,757    $25.095       $43,734         0.94%         0.50%       31.86%

Focused Equity
--------------
December 31,
    2005                                636,905    $ 8.650       $ 5,335         1.10%         0.50%        5.02%
    2004                                562,189    $ 8.236       $ 4,509         0.51%         0.50%        5.34%
    2003                                483,584    $ 7.819       $ 3,646         0.11%         0.50%       27.09%


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

                                                   Net Assets
                                      -----------------------------------
                                                                               Investment
                                                     Unit                        Income      Expense      Total
                                        Units       Value        (000s)         Ratio(1)     Ratio(2)   Return(3)
                                      ---------    -------      ---------      ----------    --------   ---------
Government
----------
December 31,
    2005                                140,864    $21.001       $ 2,916         5.07%         0.50%        2.03%
    2004                                141,005    $20.584       $ 2,836         5.57%         0.50%        3.11%
    2003                                149,564    $19.964       $ 2,903         3.91%         0.50%        2.67%

Investment Grade
----------------
December 31,
    2005                                263,966    $22.740       $ 5,894         5.62%         0.50%        0.81%
    2004                                248,390    $22.558       $ 5,469         5.43%         0.50%        3.52%
    2003                                236,018    $21.792       $ 5,031         5.09%         0.50%        8.06%

Value
-----
December 31,
    2005                                926,449    $20.041       $18,398         1.50%         0.50%        5.56%
    2004                                809,205    $18.986       $15,110         1.65%         0.50%       15.81%
    2003                                722,652    $16.394       $11,716         2.84%         0.50%       26.95%

1 These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.


--------------------------------------------------------------------------------

  FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

                            PART C: OTHER INFORMATION

Item 26. Exhibits

            (a) Resolution of the Board of Directors of First Investors Life Insurance Company creating Separate Account B. /1/

                  (b)   Not applicable.

                  (c)   Underwriting or Distribution Contracts:

                        (1) Underwriting Agreement between First Investors Life Insurance Company and First Investors Corporation. /1/

                        (2) Specimen Variable Life Dealer Agreement between First Investors Corporation and dealers. /1/

                        (3)   Commission Schedule. /1/

                  (d) Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B./1/

                  (e)   Form of application used with Life Policies /1/

                  (f)   (1)   Declaration of Intention and Charter of First
                              Investors Life Insurance Company. /1/

                              (i)   Certificate of Amendment. /1/

                              (ii)  Certificate of Amendment. /1/

                              (iii) Certificate of Amendment. /1/

                              (iv)  Certificate of Amendment. /1/

                        (2)   By-laws of First Investors Life Insurance
                              Company./1/

                  (g)   Reinsurance agreement. /5/

                  (h)   Not applicable.

                  (i)   Not applicable.

                  (j)   Not applicable.

                  (k) Opinion of and consent of Hawkins, Delafield & Wood, counsel to First Investors Life Insurance Company. /2/

                  (l)   (1)   Opinion of Victoria L. Pickering, F.S.A.,
                              M.A.A.A., consulting actuary to First Investors
                              Life Insurance Company regarding illustrations /2/

                        (2) Opinion of Paul Stan Walker, F.S.A., M.A.A.A., consulting actuary to First Investors Life Insurance Company. /2/

                  (m) Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.

                  (n) Consent of Independent Certified Public Accounts-Tait, Weller & Baker. /6/

                  (o)   Not applicable.

                  (p)   Not applicable.

                  (q) The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) of the 1940 Act with respect to procedures for surrender as disclosed in the prospectus.

                  (r)   Powers of Attorney for Signatories /1//3//4/

------------------
      /1/ Previously filed on May 19, 1997 in Post Effective Amendment No. 17 to the Registrant's Registration Statement on Form S-6. Including powers of attorney for Ms. Head and Messrs. Gaebler, Baris, Hodes, Dallas, Ream, Schaenan and Sullivan.

      /2/ Previously filed on April 28, 1998 in Post Effective Amendment No. 18 to the Registrant's Registration Statement on Form S-6.

      /3/ Previously filed on April 10, 2002 in Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form S-6. Including powers of attorney for Ms. Kruzan and Messrs. Lyons and Wagner.

      /4/ Previously filed on April 29, 2003 in Post Effective Amendment No. 26 on Form S-6 (Powers of Attorney for Richard Gaebler, Jay G. Baris, Scott Hodes, Glenn T. Dallas, Jackson Ream, Nelson Schaenen, Jr., Jane W. Kruzan, John T. Sullivan, Kathryn S. Head, and Clark Wagner).

      /5/ Previously filed on April 28, 2004 in Post Effective Amendment No. 27 on Form N-6

      /6/   Filed herewith.

Item 27.        Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005):

                             Position and Office
Name and Principal           with First Investors
Business Address             Life Insurance Company
----------------             ----------------------

Jay G. Baris                 Director

Carol Lerner Brown           Secretary

Glenn T. Dallas              Director

William H. Drinkwater        Senior Vice President, Chief Actuary and Director

Lawrence M. Falcon           Senior Vice President and Comptroller

Robert M. Flanagan           Vice President

Richard H. Gaebler           Director

Kathryn S. Head              Chairman and Director
Raritan Plaza 1
Edison, NJ 08837

Scott Hodes                  Director

Jane W. Kruzan               Director

William M. Lipkus            Vice President and Chief Financial Officer
Raritan Plaza 1
Edison, NJ 08837

Glen Mueller                 Vice President and Chief Underwriter

Jackson Ream                 Director
(Retired)

Nelson Schaenen Jr.          Director
(Retired)

John T. Sullivan             Director

Carol E. Springsteen         President and Director

Clark D. Wagner              Director

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

      There are no persons directly or indirectly controlled by or under common control with the Registrant. The Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor. Set forth below are all persons controlled by or under common control with First Investors Life Insurance
Company:

      Route 33 Realty Corporation (New Jersey). Ownership: 100% owned by First Investors Life Insurance Company; Principal Business: Real Estate; Subsidiary of First Investors Life Insurance Company.

      First Investors Consolidated Corporation (FICC) (Delaware). Ownership:
      Glenn O. Head is the controlling person of the voting stock; Principal
      Business: Holding Company; Parent of First Investors Life Insurance
      Company.

      Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

      First Investors Asset Management Company, Inc. (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

      First Investors Leverage Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      First Investors Realty Company, Inc. (New Jersey). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Resources, Inc. (Delaware). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Federal Savings Bank (New Jersey). Ownership: 100% owned by FICC, except Directors Qualifying Shares; Principal Business: Savings and Loan; Affiliate of First Investors Life Insurance Company.

      First Investors Credit Corporation (New Jersey). Ownership: 100% owned by FIFSB; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      N.A.K. Realty Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      Real Property Development Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      First Investors Credit Funding Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      School of Financial Management Services, Inc. (Ohio). Ownership: 100% owned by FICC; Principal Business: Tuition assistance program; Affiliate of First Investors Life Insurance Company.

Item 29.    Indemnification

      Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

      "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

      Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

      The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily occurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

      A directors and officers liability policy in the amount of $5,000,000 covering First Investors Life's directors and officers has been issued by the Travelers Insurance Company.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life and FIC pursuant to the foregoing provisions, or otherwise, First Investors Life and FIC has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life and FIC of expenses incurred or paid by a director, officer or controlling person of the First Investors Life and FIC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Investors Life and FIC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

      (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

            First Investors Equity Funds
            First Investors Income Funds
            First Investors Tax Exempt Funds
            First Investors Life Series Funds
            First Investors Life Variable Annuity Fund A
            First Investors Life Variable Annuity Fund C
            First Investors Life Variable Annuity Fund D

            First Investors Modified Single Premium Variable (Separate Account
            E)

            First Investors Corporation is Sponsor of:

            First Investors Single Payment and Periodic Payment Plans I for Investment in First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans II for Investment in First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc.

            First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Insured Tax Exempt Fund, Inc.

      (b) The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.)

        Name and Principal         Position and
        Business Address           Office with First Investors Corporation
        ----------------           ---------------------------------------

        Kathryn S. Head            Chairman of the Board, Chief Executive
                                   Officer and Director

        Lawrence A. Fauci          Director

        Larry R. Lavoie            Director, Secretary and General Counsel

        John T. Sullivan           Director

        Frederick Miller           Senior Vice President

        Robert Flanagan            President

        Robert J. Grosso           Chief Compliance Officer

        William M. Lipkus          Chief Financial Officer and Treasurer

        Anne Condon                Vice President

        Elizabeth Reilly           Vice President

        Matthew Smith              Vice President

        Mark Segal                 Assistant Vice President

        Carol Lerner Brown         Assistant Secretary

        Conrad Charak              Assistant Secretary

----------

      (c)   Not Applicable.

Item 31.     Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at 95 Wall Street, New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32. Management Services

            Not applicable.

Item 33. Fee Representation

            Registrant hereby makes the following undertakings:

            Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to

            Section 26(a)(e)(2)(A) of the Investment Company Act of 1940.

            First Investors Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policy. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policy includes innovative features and the regulatory standards for exemptive relief under the 1940 Act used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to the Policy or prospectus, or otherwise.

                                   SIGNATURES

      As required by the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has caused this Amendment to be signed on its behalf, in the City of New York, and State of New York, on the 21st day of April, 2006.

                             FIRST INVESTORS LIFE LEVEL PREMIUM
                             INSURANCE SEPARATE ACCOUNT B
                             (Registrant)

                             BY:  FIRST INVESTORS LIFE INSURANCE COMPANY

                                  /s/ (Depositor)
                                  (On behalf of the Registrant and itself)

                              By: /s/  Carol E. Springsteen
                                  ----------------------------
                                  Carol E. Springsteen
                                  President

      As required by the 1933 Act, this Amendment to Registrant's Registration Statement has been signed by the following officers and directors of the Depositor in the capacities and on the dates indicated:

         SIGNATURE                                TITLE                                   DATE
         ---------                                -----                                   ----

/s/ Carol E. Springsteen                    President                                  April 20, 2006
------------------------------------
    Carol E. Springsteen                    and Director

/s/ William M. Lipkus                       Vice President and                         April 20, 2006
------------------------------------
    William M. Lipkus                       Chief Financial Officer

/s/ Lawrence M. Falcon                      Senior Vice President and                  April 20, 2006
------------------------------------
    Lawrence M. Falcon                      Comptroller

/s/ William H. Drinkwater                   Senior Vice President,                     April 21, 2006
------------------------------------
    William H. Drinkwater                   Chief Actuary, and Director

/s/ Richard H. Gaebler*                     Director                                   April 21, 2006
------------------------------------
    Richard H. Gaebler

/s/ Jay G. Baris*                           Director                                   April 21, 2006
------------------------------------
    Jay G. Baris

/s/ Scott Hodes*                            Director                                   April 21, 2006
------------------------------------
    Scott Hodes

/s/ Glenn T. Dallas*                        Director                                   April 21, 2006
------------------------------------
    Glenn T. Dallas

/s/ Jackson Ream*                           Director                                   April 21, 2006
------------------------------------
    Jackson Ream

/s/ Nelson Schaenen Jr.*                    Director                                   April 21, 2006
------------------------------------
    Nelson Schaenen Jr.

/s/ Jane W. Kruzan*                         Director                                   April 21, 2006
------------------------------------
    Jane W. Kruzan

/s/ John T. Sullivan*                       Director                                   April 21, 2006
------------------------------------
    John T. Sullivan

/s/ Kathryn S. Head*                        Chairman and Director                      April 21, 2006
------------------------------------
    Kathryn S. Head

/s/ Clark D. Wagner*                        Director                                   April 21, 2006
------------------------------------
    Clark D. Wagner

*  By:   /s/ William H. Drinkwater
         -------------------------
         William H. Drinkwater
         (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit Number          Description
--------------          -----------

26(n)                   Consent of Independent Certified Public Accountants